Long-Term Deposits, Equipment Prepayments, Other and Commitments (Details) - Schedule of long-term deposits, equipment prepayments, other and commitments - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Schedule of long-term deposits, equipment prepayments, other and commitments [Abstract]
VAT receivable	$ 2,067
Security deposits for energy, insurance and rent	1,555	942
Equipment prepayments	83,059	31
Total long term deposits	$ 86,681	$ 973